UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

Volkswagen Public Auto Loan Securitization, LLC
Volkswagen Auto Loan Enhanced Trust 2003-1

(Exact Name of Registrant as Specified in Charter)

EXHIBITS

Delaware	333-103709	83-0349353
	333-103709-01	90-6024111

(State or other jurisdiction	(Commission File Number)	(Registrants’ IRS
of Incorporation)		Employer Id. Nos.)

3800 Hamlin Road, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 754-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, and Exhibits,
Exhibit Index
Volkswagen Auto Loan Enhanced Trust 2003-1 Servicer Certificate for the Collection Period Ended February 26, 2005

Item 8.01. Other Events

      On March 21, 2005, The Bank of New York, as indenture trustee, made the monthly payment to the noteholders, as indicated in the Servicer Certificate relating to Volkswagen Auto Loan Enhanced Trust 2003-1. A copy of this Servicer Certificate, which relates to the March 21, 2005 monthly payment and the Collection Period ended February 26, 2005, provided to The Bank of New York, as indenture trustee, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements, and Exhibits,

Exhibits	(c)

Exhibit 99.1	Volkswagen Auto Loan Enhanced Trust 2003-1 Servicer Certificate for the Collection Period ended February 26, 2005 provided to The Bank of New York, as indenture trustee. (Filed with this report.)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: March 21, 2005	Volkswagen Public Auto Loan Securitization, LLC
	By:	/s/ Timothy J. Flaherty
Timothy J. Flaherty
Assistant Treasurer

Volkswagen Auto Loan Enhanced Trust 2003-1 By: VW Credit, Inc. as Administrator
	By:	/s/ Timothy J. Flaherty
Timothy J. Flaherty
Assistant Treasurer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Volkswagen Auto Loan Enhanced Trust 2003-1 Servicer Certificate for the Collection Period ended February 26, 2005 provided to The Bank of New York, as indenture trustee. (Filed with this report.)